OPTIMUM FUND TRUST
Optimum International Fund
Institutional Class
(the "Fund")

Supplement to the Fund's Prospectus dated July 29, 2005

The following replaces the Fund's information in the section entitled "Annual Operating Expenses (expenses that are deducted from Fund assets)" under the heading "What are the Funds' fees and expenses?" on page 21 of the Fund's prospectus:

International Fund	INSTITUTIONAL CLASS
Management fee	0.86%
Distribution and/or service (12b-1) fees	None
Other expenses	1.09%
Total annual class operating expenses[1]	1.95%
Reimbursed expenses/waived fees	(0.29%)
Net annual class operating expenses	1.66%

1 The Manager has contractually agreed through August 1, 2006 to reimburse expenses and/or waive its management fees to the extent necessary to keep total annual operating expenses (excluding any interest, taxes, brokerage commissions, extraordinary expenses and certain insurance costs), as a percentage of average daily net assets, from exceeding the percentage shown under "Net annual class operating expenses." After August 1, 2006, the Manager may discontinue this expense reimbursement and/or fee waiver agreement.

This Supplement is dated August 16, 2005.